UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual

Repor t

Legg Mason

Batterymarch

Global Equity

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Global Equity Fund

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch Global Equity Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

Legg Mason Batterymarch Global Equity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012. In particular, China’s economy is expected to grow 7.8% in 2012, versus 9.2% in 2011. Elsewhere, the IMF projects that growth in India will fall from 6.8% in 2011 to 4.9% in 2012.

IV	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexi. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities and, under current market conditions, invests at least 40% of its assets in non-U.S. issuers directly or through depositary receipts. Although the Fund’s focus is on large-capitalization securities, the Fund may invest in securities of any market capitalization, including medium-capitalization and small-capitalization securities. The Fund may invest up to 10% of its net assets, determined at the time of purchase, in emerging market issuers.

We employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technicals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the beginning of the reporting period, investors began to shrug off the idea of a U.S. recession and showed optimism with respect to Europe, as European Union (“EU”) political leaders started to take action on the sovereign debt crisis. In early December 2011, investors reacted positively to the news that six central banks would coordinate actions to ease strains in the financial system. This optimism continued into 2012 as the Federal Reserve Board (“Fed”)ii stated that rates would likely stay low until 2014, the Greek default appeared orderly, the European Central Bank (“ECB”) continued its Long-Term Refinancing Operations (“LTRO”) and several key U.S. economic indicators improved, including gross domestic product (“GDP”)iii, manufacturing, unemployment and consumer confidence.

By the start of the second quarter, many drivers of global growth appeared to slow. Investors became deeply worried about the global economy as a number of European markets slipped into recession, with possible implications for U.S. growth. A driving concern for many investors was whether policy makers in Europe and the U.S. would continue to support favorable growth policies. Investors shunned risky assets in favor of “safer havens”, despite U.S. economic indicators that continued to point towards continued, albeit slow, growth.

Equity markets became modestly positive in early June as investors guessed that the Fed would extend its growth policies in response to a third consecutive disappointing employment report. Positive market performance continued through the end of the quarter, supported by a series of favorable policy moves around the globe. A Chinese interest rate cut on June 7th was followed by a European agreement to bail out Spanish banks; Greek election results favoring austerity and continued eurozone participation; a promise from the Fed to extend “Operation Twist” and a decision was made by European leaders on June 29th to separate bank and sovereign financing. Equity markets ended the second calendar quarter with euphoria on the last trading day, though pessimism remained

2	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Fund overview (cont’d)

close at hand, and it was defensive sectors that outperformed in the final month of the quarter.

The flood of policy moves extended into the third quarter as central banks from around the world sought to support flagging economic growth through favorable monetary policies. The quarter began with the ECB’s president Mario Draghi’s outlining the ECB’s clear intention of continued support for the eurozone. Central banks from around the world announced favorable policy moves to combat what seemed to be stagnating global growth. In particular, the Fed’s announcement of a third round of quantitative easing (“QE3”) in September surprised the market with its scope: an open-ended promise to purchase additional agency mortgage-backed securities at a pace of $40 billion per month until the economy improves. Markets reacted accordingly by reaching highs that, in many cases, had not been seen since prior to the start of the financial crisis. By October, however, after four months of gains, the MSCI World Index had declines in both the U.S., where a number of major companies reported lower than expected earnings, and Japan on continued export weakness.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable / unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

We do not use derivatives in the Fund except to a limited degree for the purpose of opportunistic hedging of major currencies. We instituted currency hedges on limited amounts for limited periods throughout the reporting period. These hedges had a minor impact on performance for the period.

Performance review

For the twelve months ended October 31, 2012, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 8.15%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 9.45% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 returned 8.25% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 47 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	3

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Batterymarch Global Equity Fund:
Class 1[1]	0.00%	8.46%
Class A	-0.22%	8.15%
Class B2	-0.46%	7.38%
Class C	-0.54%	7.33%
Class I	-0.11%	8.36%
MSCI World Index	1.77%	9.45%
Lipper Global Large-Cap Value Funds Category Average[3]	2.45%	8.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, as supplemented, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.81%, 2.00%, 2.89%, 2.67% and 1.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 51 funds for the six-month period and among the 47 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. Stock selection was positive in a number of the major regions, with UK stock selection a particularly large contributor followed by continental Europe. None-the-less, a number of the best contributors to relative return at the stock level were in the U.S., led by Apple Inc. and Time Warner Cable. Both stocks were overweight and returned more than 47% and 30% respectively for the period held. An emerging markets holding not included in the benchmark, South African retailer Woolworths Holdings Ltd., was also a meaningful contributor.

The Fund’s exposure to emerging markets overall, which are virtually unrepresented in the benchmark, also contributed meaningfully to performance since emerging markets outperformed developed markets for the period.

Q. What were the leading detractors from performance?

A. Among the major regions, stock selection was weak in the U.S., primarily in Information Technology, where overweight positions in Dell Inc. and Hewlett-Packard Co. detracted from performance. The former had a negative return of over 50% and the latter over 35%. In continental Europe, an overweight to Vivendi also underperformed.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in Legg Mason Batterymarch Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Batterymarch Financial Management, Inc. Global Investment Team

November 20, 2012

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	5

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Microsoft Corp. (2.4%), Chevron Corp. (2.2%), Apple Inc. (1.6%), Exxon Mobil Corp. (1.5%), Cisco Systems Inc. (1.5%), Time Warner Cable Inc. (1.4%), Zurich Insurance Group AG (1.3%), Boeing Co. (1.3%), Raytheon Co. (1.2%) and KDDI Corp. (1.2%) Please refer to pages 10 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (19.5%), Consumer Discretionary (13.4%), Information Technology (13.4%), Energy (12.4%) and Health Care (10.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class 1	0.00%	$1,000.00	$1,000.00	1.25%	$6.28	Class 1	5.00%	$1,000.00	$1,018.85	1.25%	$6.34
Class A	-0.22	1,000.00	997.80	1.50	7.53	Class A	5.00	1,000.00	1,017.60	1.50	7.61
Class B	-0.46	1,000.00	995.40	2.25	11.29	Class B	5.00	1,000.00	1,013.83	2.25	11.39
Class C	-0.54	1,000.00	994.60	2.25	11.28	Class C	5.00	1,000.00	1,013.83	2.25	11.39
Class I	-0.11	1,000.00	998.90	1.25	6.28	Class I	5.00	1,000.00	1,018.85	1.25	6.34

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/12	8.46%	8.15%	7.38%	7.33%	8.36%
Five Years Ended 10/31/12	-6.15	-6.38	-6.94	-7.08	-6.04
Ten Years Ended 10/31/12	N/A	5.73	5.12	4.90	N/A
Inception* through 10/31/12	-2.30	3.41	0.71	-0.14	6.23

With sales charges[2]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/12	8.46%	1.91%	2.38%	6.33%	8.36%
Five Years Ended 10/31/12	-6.15	-7.48	-7.12	-7.08	-6.04
Ten Years Ended 10/31/12	N/A	5.10	5.12	4.90	N/A
Inception* through 10/31/12	-3.75	3.12	0.71	-0.14	6.23

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 12/1/06 through 10/31/12)	-12.88%
Class A (10/31/02 through 10/31/12)	74.52
Class B (10/31/02 through 10/31/12)	64.73
Class C (10/31/02 through 10/31/12)	61.34
Class I (Inception date of 5/20/03 through 10/31/12)	76.97

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 12, 2000 and May 20, 2003, respectively.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Batterymarch Global Equity Fund vs. MSCI World Index† — October 2002 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Batterymarch Global Equity Fund on October 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Schedule of investments

October 31, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 98.6%
Consumer Discretionary — 13.1%
Automobiles — 2.7%
Daimler AG, Registered Shares	28,348	$1,323,675
Hyundai Motor Co.	2,242	461,516
Nissan Motor Co., Ltd.	58,000	485,331
Toyota Motor Corp.	23,600	906,101
Total Automobiles		3,176,623
Hotels, Restaurants & Leisure — 1.1%
Brinker International Inc.	40,600	1,250,480
Leisure Equipment & Products — 0.6%
Nikon Corp.	24,800	630,640
Media — 5.4%
Comcast Corp., Class A Shares	23,200	870,232
DIRECTV	20,400	1,042,644	*
ITV PLC	583,466	814,927
Time Warner Cable Inc.	16,100	1,595,671
Viacom Inc., Class B Shares	12,200	625,494
WPP PLC	106,780	1,377,667
Total Media		6,326,635
Multiline Retail — 1.1%
Macy’s Inc.	19,800	753,786
Next PLC	9,968	573,622
Total Multiline Retail		1,327,408
Specialty Retail — 1.8%
Home Depot Inc.	17,600	1,080,288
PetSmart Inc.	3,400	225,726
TJX Cos. Inc.	19,400	807,622
Total Specialty Retail		2,113,636
Textiles, Apparel & Luxury Goods — 0.4%
Christian Dior SA	3,446	494,668
Total Consumer Discretionary		15,320,090
Consumer Staples — 9.8%
Beverages — 0.6%
Heineken NV	11,401	702,887
Food & Staples Retailing — 6.0%
Alimentation Couche-Tard Inc., Class B Shares	14,100	692,612
CVS Caremark Corp.	22,000	1,020,800
Distribuidora Internacional de Alimentacion SA	128,820	779,750

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	11

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Food & Staples Retailing — continued
FamilyMart Co., Ltd.	15,800	$765,952
Koninklijke Ahold NV	57,864	736,729
Lawson Inc.	4,000	294,125
Metro Inc., Class A Shares	4,400	259,572
Wal-Mart Stores Inc.	16,800	1,260,336
Walgreen Co.	32,700	1,152,021
Total Food & Staples Retailing		6,961,897
Food Products — 1.0%
Suedzucker AG	29,669	1,149,626
Household Products — 0.8%
Kimberly-Clark Corp.	11,600	968,020
Tobacco — 1.4%
Altria Group Inc.	10,200	324,360
Imperial Tobacco Group PLC	23,628	892,234
Japan Tobacco Inc.	15,700	433,850
Total Tobacco		1,650,444
Total Consumer Staples		11,432,874
Energy — 12.4%
Energy Equipment & Services — 1.7%
Petroleum Geo-Services ASA	48,400	834,498
Polarcus Ltd.	210,643	219,462	*
ShawCor Ltd., Class A Shares	12,200	543,580
TGS Nopec Geophysical Co. ASA	10,186	346,602
Total Energy Equipment & Services		1,944,142
Oil, Gas & Consumable Fuels — 10.7%
BP PLC	162,783	1,164,509
Canadian Natural Resources Ltd.	21,100	635,905
Chevron Corp.	23,570	2,597,650
ConocoPhillips	23,300	1,347,905
Exxon Mobil Corp.	18,925	1,725,392
Gazprom OAO, ADR	39,478	360,631
Phillips 66	14,350	676,746
Royal Dutch Shell PLC, Class A Shares	18,876	647,251
Statoil ASA	43,033	1,063,503
Total SA	18,384	925,019
Valero Energy Corp.	46,300	1,347,330
Total Oil, Gas & Consumable Fuels		12,491,841
Total Energy		14,435,983

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Financials — 19.2%
Capital Markets — 0.6%
Aberdeen Asset Management PLC	138,108	$723,219
Commercial Banks — 7.9%
Axis Bank Ltd., GDR	13,148	292,412
Bank of China Ltd.	816,000	335,874
Bank of Hawaii Corp.	10,100	446,016
Bank of Nova Scotia	11,400	619,224
Canadian Imperial Bank of Commerce	6,200	487,682
Commerce Bancshares Inc.	6,930	263,894
HSBC Holdings PLC	47,167	463,392
Industrial & Commercial Bank of China Ltd., Class H Shares	449,000	297,207
Kasikornbank Public Co., Ltd., NVDR	99,400	580,509
Mizuho Financial Group Inc.	645,500	1,010,742
National Bank of Canada	8,200	633,668
Oversea-Chinese Banking Corp. Ltd.	103,000	768,405
Siam Commercial Bank Public Co., Ltd., NVDR	98,200	515,830
Sumitomo Mitsui Financial Group Inc.	14,700	450,041
U.S. Bancorp	30,600	1,016,226
Wells Fargo & Co.	31,100	1,047,759
Total Commercial Banks		9,228,881
Diversified Financial Services — 1.9%
IG Group Holdings PLC	35,359	248,499
JPMorgan Chase & Co.	28,900	1,204,552
London Stock Exchange Group PLC	46,520	732,323
Total Diversified Financial Services		2,185,374
Insurance — 8.6%
Admiral Group PLC	22,636	404,739
AFLAC Inc.	26,500	1,319,170
Allianz AG, Registered Shares	7,524	932,898
Allied World Assurance Co. Holdings AG	2,900	232,870
Allstate Corp.	27,300	1,091,454
Assurant Inc.	8,300	313,823
AXA SA	48,324	768,220
Hannover Rueckversicherung AG	12,298	865,066
HCC Insurance Holdings Inc.	7,400	263,736
MetLife Inc.	13,300	472,017
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	8,415	1,352,480

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	13

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Insurance — continued
Prudential Financial Inc.	7,300	$416,465
Zurich Insurance Group AG	6,294	1,551,029	*
Total Insurance		9,983,967
Real Estate Management & Development — 0.2%
BR Properties SA	20,300	265,863
Total Financials		22,387,304
Health Care — 10.0%
Biotechnology — 0.8%
Celgene Corp.	12,200	894,504	*
Health Care Equipment & Supplies — 0.7%
Baxter International Inc.	12,300	770,349
Health Care Providers & Services — 3.2%
Aetna Inc.	15,900	694,830
LifePoint Hospitals Inc.	13,600	480,624	*
McKesson Corp.	12,900	1,203,699
Suzuken Co., Ltd.	7,600	239,814
UnitedHealth Group Inc.	20,400	1,142,400
Total Health Care Providers & Services		3,761,367
Pharmaceuticals — 5.3%
Abbott Laboratories	14,000	917,280
AstraZeneca PLC	24,893	1,155,922
Bayer AG, Registered Shares	4,191	364,987
Novo Nordisk A/S, Class B Shares	4,956	798,681
Orion OYJ, Class B Shares	26,193	647,767
Roche Holding AG	6,407	1,232,142
Sanofi	12,027	1,057,232
Total Pharmaceuticals		6,174,011
Total Health Care		11,600,231
Industrials — 9.8%
Aerospace & Defense — 5.3%
Alliant Techsystems Inc.	4,700	269,263
Boeing Co.	21,500	1,514,460
Cobham PLC	132,860	460,966
Lockheed Martin Corp.	14,200	1,330,114
Northrop Grumman Corp.	16,000	1,099,040
Raytheon Co.	25,700	1,453,592
Total Aerospace & Defense		6,127,435

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Air Freight & Logistics — 0.9%
Deutsche Post AG	24,418	$484,077
United Parcel Service Inc., Class B Shares	7,800	571,350
Total Air Freight & Logistics		1,055,427
Airlines — 0.4%
Alaska Air Group Inc.	13,700	523,888	*
Construction & Engineering — 0.4%
URS Corp.	6,600	220,968
Vinci SA	5,651	250,096
Total Construction & Engineering		471,064
Industrial Conglomerates — 0.3%
NWS Holdings Ltd.	215,000	326,243
Machinery — 0.9%
Duerr AG	7,060	528,551
Fiat Industrial SpA	45,407	491,727
Total Machinery		1,020,278
Road & Rail — 1.1%
Central Japan Railway Co.	7,300	628,223
East Japan Railway Co.	9,900	679,594
Total Road & Rail		1,307,817
Trading Companies & Distributors — 0.5%
Bunzl PLC	17,543	290,178
Itochu Corp.	30,600	306,268
Total Trading Companies & Distributors		596,446
Total Industrials		11,428,598
Information Technology — 13.4%
Communications Equipment — 2.1%
Brocade Communications Systems Inc.	150,500	797,650	*
Cisco Systems Inc.	98,800	1,693,432
Total Communications Equipment		2,491,082
Computers & Peripherals — 3.4%
Apple Inc.	3,200	1,904,320
Dell Inc.	84,200	777,166
Hewlett-Packard Co.	49,640	687,514
Western Digital Corp.	16,300	557,949
Total Computers & Peripherals		3,926,949
Electronic Equipment, Instruments & Components — 1.5%
Hitachi Ltd.	226,000	1,197,520
Tech Data Corp.	12,800	567,168	*
Total Electronic Equipment, Instruments & Components		1,764,688

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	15

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Internet Software & Services — 1.3%
AOL Inc.	26,400	$906,312	*
Google Inc., Class A Shares	500	339,885	*
Open Text Corp.	5,300	284,860	*
Total Internet Software & Services		1,531,057
IT Services — 1.3%
Accenture PLC, Class A Shares	3,900	262,899
AtoS	5,497	369,143
NeuStar Inc.	9,200	336,628	*
Nomura Research Institute Ltd.	10,700	227,189
Western Union Co.	22,800	289,560
Total IT Services		1,485,419
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	48,700	1,053,137
NVIDIA Corp.	18,300	219,051	*
Total Semiconductors & Semiconductor Equipment		1,272,188
Software — 2.7%
Microsoft Corp.	96,000	2,739,360
Symantec Corp.	19,000	345,610	*
Total Software		3,084,970
Total Information Technology		15,556,353
Materials — 5.8%
Chemicals — 2.7%
BASF SE	11,949	990,128
CF Industries Holdings Inc.	1,600	328,304
Daicel Corp.	49,000	294,012
Monsanto Co.	6,900	593,883
Showa Denko KK	228,000	348,441
Sociedad Quimica y Minera de Chile SA, ADR	4,300	248,755
Yara International ASA	6,593	310,610
Total Chemicals		3,114,133
Metals & Mining — 2.5%
AngloGold Ashanti Ltd.	13,213	439,592
BHP Billiton PLC	20,543	658,218
Fortescue Metals Group Ltd.	87,024	368,568
Grupo Mexico SA de CV, Series B Shares	213,246	684,003
Mining & Metallurgical Co. Norilsk Nickel, ADR	27,486	421,635
Nevsun Resources Ltd.	67,400	319,201
Total Metals & Mining		2,891,217

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Paper & Forest Products — 0.6%
Mondi PLC	70,919	$780,518
Total Materials		6,785,868
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 1.1%
Nippon Telegraph & Telephone Corp.	16,500	751,315
Telecom Italia SpA	569,085	524,079
Total Diversified Telecommunication Services		1,275,394
Wireless Telecommunication Services — 2.3%
America Movil SAB de CV, Series L Shares, ADR	31,100	786,519
KDDI Corp.	18,000	1,397,971
Softbank Corp.	15,600	493,814
Total Wireless Telecommunication Services		2,678,304
Total Telecommunication Services		3,953,698
Utilities — 1.7%
Electric Utilities — 0.6%
Enel SpA	177,601	667,572
Multi-Utilities — 1.1%
GDF Suez	58,094	1,333,160
Total Utilities		2,000,732
Total Common Stocks (Cost — $103,977,701)		114,901,731
Preferred Stocks — 0.9%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Volkswagen AG	1,416	292,922
Financials — 0.3%
Commercial Banks — 0.3%
Itau Unibanco Holding SA	24,300	355,338
Materials — 0.3%
Metals & Mining — 0.3%
Metalurgica Gerdau SA	28,000	313,769
Total Preferred Stocks (Cost — $861,278)		962,029
Total Investments before Short-Term Investments (Cost — $104,838,979)		115,863,760

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	17

Legg Mason Batterymarch Global Equity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/12 with RBS Securities Inc.; Proceeds at maturity — $731,005; (Fully collateralized by U.S. government obligations, 0.000% due 1/18/13; Market value — $745,623) (Cost — $731,000)	0.230%	11/1/12	$731,000	$731,000
Total Investments — 100.1% (Cost — $105,569,979#)				116,594,760
Liabilities in Excess of Other Assets — (0.1)%				(83,030)
Total Net Assets — 100.0%				$116,511,730

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $106,026,093.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipt

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Batterymarch Global Equity Fund

Summary of Investments by Country** (unaudited)
United States	47.8%
Japan	9.9
United Kingdom	9.2
Germany	7.1
France	4.5
Canada	3.8
Switzerland	2.6
Norway	2.2
Netherlands	1.8
Italy	1.4
Mexico	1.3
Thailand	0.9
Brazil	0.8
Denmark	0.7
Russia	0.7
Spain	0.7
Singapore	0.7
Finland	0.5
China	0.5
South Korea	0.4
South Africa	0.4
Australia	0.3
Bermuda	0.3
India	0.3
Ireland	0.2
Chile	0.2
Cayman Islands	0.2
Short-Term Investments	0.6
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2012 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	19

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $105,569,979)	$116,594,760
Foreign currency, at value (Cost — $63,618)	63,614
Dividends and interest receivable	343,563
Receivable for Fund shares sold	95,284
Prepaid expenses	38,534
Total Assets	117,135,755

Liabilities:
Payable for Fund shares repurchased	166,118
Service and/or distribution fees payable	48,431
Investment management fee payable	45,664
Accrued foreign capital gains tax	27,045
Due to custodian	3,099
Unrealized depreciation on forward foreign currency contracts	462
Accrued expenses	333,206
Total Liabilities	624,025
Total Net Assets	$116,511,730

Net Assets:
Par value (Note 7)	$127
Paid-in capital in excess of par value	183,951,576
Undistributed net investment income	800,397
Accumulated net realized loss on investments and foreign currency transactions	(79,249,852)
Net unrealized appreciation on investments and foreign currencies	11,009,482
Total Net Assets	$116,511,730

Shares Outstanding:
Class 1	148,419
Class A	8,543,458
Class B	1,189,328
Class C	2,814,145
Class I	24,690

Net Asset Value:
Class 1 (and redemption price)	$9.18
Class A (and redemption price)	$9.20
Class B*	$8.75
Class C*	$9.20
Class I (and redemption price)	$9.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.76

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$3,611,210
Interest	1,431
Less: Foreign taxes withheld	(188,644)
Total Investment Income	3,423,997

Expenses:
Investment management fee (Note 2)	1,032,524
Transfer agent fees (Note 5)	843,574
Service and/or distribution fees (Notes 2 and 5)	621,430
Registration fees	69,491
Shareholder reports	57,879
Custody fees	43,085
Audit and tax	40,730
Legal fees	28,338
Fund accounting fees	10,462
Trustees’ fees	9,300
Insurance	4,480
Miscellaneous expenses	4,725
Total Expenses	2,766,018
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(626,172)
Net Expenses	2,139,846
Net Investment Income	1,284,151

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,164,417
Foreign currency transactions	(25,628)
Net Realized Gain	3,138,789
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,817,938
Foreign currencies	25,720
Change in Net Unrealized Appreciation (Depreciation)	4,843,658
Net Gain on Investments and Foreign Currency Transactions	7,982,447
Increase in Net Assets from Operations	$9,266,598

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$1,284,151	$1,845,583
Net realized gain	3,138,789	12,745,609
Change in net unrealized appreciation (depreciation)	4,843,658	(13,259,321)
Increase in Net Assets From Operations	9,266,598	1,331,871

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,800,012)	(1,500,006)
Decrease in Net Assets From Distributions to Shareholders	(1,800,012)	(1,500,006)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	18,908,131	20,988,441
Reinvestment of distributions	1,785,941	1,491,290
Cost of shares repurchased	(37,890,038)	(57,644,778)
Decrease in Net Assets From Fund Share Transactions	(17,195,966)	(35,165,047)
Decrease in Net Assets	(9,729,380)	(35,333,182)

Net Assets:
Beginning of year	126,241,110	161,574,292
End of year*	$116,511,730	$126,241,110
* Includes undistributed net investment income of:	$800,397	$1,303,334

See Notes to Financial Statements.

22	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$8.64	$8.77	$7.87	$6.91	$12.60	$12.45

Income (loss) from operations:
Net investment income	0.14	0.15	0.11	0.11	0.21	0.10
Net realized and unrealized gain (loss)	0.57	(0.15)	0.92	0.88	(5.73)	0.89
Total income (loss) from operations	0.71	0.00 [4]	1.03	0.99	(5.52)	0.99

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.10)
Net realized gains	—	—	—	—	—	(0.74)
Total distributions	(0.17)	(0.13)	(0.13)	(0.03)	(0.17)	(0.84)

Net asset value, end of year	$9.18	$8.64	$8.77	$7.87	$6.91	$12.60
Total return[5]	8.46%	(0.10)%	13.14%	14.37%	(43.75)%	7.83%

Net assets, end of year (000s)	$1,362	$1,504	$1,961	$1,941	$1,935	$4,100

Ratios to average net assets:
Gross expenses	1.84%	1.81%	1.98%	1.71%[6]	1.40%	1.75%
Net expenses[7,8]	1.25 [9]	1.03 [9]	1.24 [9]	1.23 [6,9]	1.19 [10,11]	1.09 [11]
Net investment income	1.56	1.70	1.29	1.93 [6]	2.01	0.80

Portfolio turnover rate	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]

As a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares did not exceed 1.25%.

[11]

Prior to April 28, 2008, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$8.66	$8.79	$7.88	$6.94	$12.65	$12.47

Income (loss) from operations:
Net investment income	0.12	0.13	0.09	0.10	0.18	0.07
Net realized and unrealized gain (loss)	0.57	(0.16)	0.91	0.87	(5.74)	0.89
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.69	(0.03)	1.01	0.97	(5.56)	0.96

Less distributions from:
Net investment income	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.04)
Net realized gains	—	—	—	—	—	(0.74)
Total distributions	(0.15)	(0.10)	(0.10)	(0.03)	(0.15)	(0.78)

Net asset value, end of year	$9.20	$8.66	$8.79	$7.88	$6.94	$12.65
Total return[4]	8.15%	(0.35)%	12.95%[5]	13.97%	(43.88)%	7.60%

Net assets, end of year (000s)	$78,625	$75,326	$83,342	$79,268	$74,660	$145,618

Ratios to average net assets:
Gross expenses	2.01%	2.00%	2.02%	2.00%[6]	1.76%	1.69%
Net expenses[7,8]	1.50 [9]	1.29 [9]	1.50 [9]	1.50 [6,9]	1.46 [9,10]	1.33 [10]
Net investment income	1.31	1.44	1.04	1.64 [6]	1.77	0.56

Portfolio turnover rate	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82%. Class A received $94,815 related to this distribution.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

24	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$8.24	$8.36	$7.45	$6.59	$12.03	$11.96

Income (loss) from operations:
Net investment income (loss)	0.05	0.06	0.02	0.05	0.09	(0.04)
Net realized and unrealized gain (loss)	0.55	(0.14)	0.88	0.83	(5.43)	0.85
Proceeds from settlement of a regulatory matter	—	—	0.06	—	—	—
Total income (loss) from operations	0.60	(0.08)	0.96	0.88	(5.34)	0.81

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—
Net realized gains	—	—	—	—	—	(0.74)
Total distributions	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)

Net asset value, end of year	$8.75	$8.24	$8.36	$7.45	$6.59	$12.03
Total return[4]	7.38%	(0.98)%	12.86%[5]	13.36%	(44.37)%	6.65%

Net assets, end of year (000s)	$10,401	$13,262	$17,820	$20,851	$23,533	$59,303

Ratios to average net assets:
Gross expenses	3.02%	2.89%	3.13%	2.96%[6]	2.70%	2.64%
Net expenses[7,8]	2.25 [9]	2.03 [9]	2.25 [9]	2.24 [6,9]	2.30 [9,10]	2.17 [10]
Net investment income (loss)	0.58	0.70	0.29	0.93 [6]	0.90	(0.28)

Portfolio turnover rate	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class B received $154,946 related to this distribution.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16,2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$8.66	$8.79	$7.89	$6.98	$12.72	$12.60

Income (loss) from operations:
Net investment income (loss)	0.05	0.06	0.02	0.06	0.10	(0.04)
Net realized and unrealized gain (loss)	0.58	(0.15)	0.92	0.87	(5.74)	0.90
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.63	(0.09)	0.95	0.93	(5.64)	0.86

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	—
Net realized gains	—	—	—	—	—	(0.74)
Total distributions	(0.09)	(0.04)	(0.05)	(0.02)	(0.10)	(0.74)

Net asset value, end of year	$9.20	$8.66	$8.79	$7.89	$6.98	$12.72
Total return[4]	7.33%	(1.08)%	12.02%[5]	13.33%	(44.30)%	6.71%

Net assets, end of year (000s)	$25,897	$35,722	$42,271	$44,166	$41,892	$83,249

Ratios to average net assets:
Gross expenses	2.69%	2.67%	2.79%	2.61%[6]	2.69%	2.46%
Net expenses[7,8]	2.25 [9]	2.04 [9]	2.24 [9]	2.19 [6,9]	2.23 [9,10]	2.20 [10]
Net investment income (loss)	0.59	0.70	0.29	0.96 [6]	0.98	(0.31)

Portfolio turnover rate	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89%. Class C received $27,254 related to this distribution.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class C shares would not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

26	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$8.67	$8.78	$7.89	$6.92	$12.62	$12.46

Income (loss) from operations:
Net investment income	0.14	0.17	0.11	0.12	0.16	0.10
Net realized and unrealized gain (loss)	0.57	(0.15)	0.92	0.88	(5.67)	0.88
Total income (loss) from operations	0.71	0.02	1.03	1.00	(5.51)	0.98

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.08)
Net realized gains	—	—	—	—	—	(0.74)
Total distributions	(0.19)	(0.13)	(0.14)	(0.03)	(0.19)	(0.82)

Net asset value, end of year	$9.19	$8.67	$8.78	$7.89	$6.92	$12.62
Total return[4]	8.36%	0.21%	13.12%	14.52%	(43.65)%	7.75%

Net assets, end of year (000s)	$227	$427	$16,180	$14,555	$12,463	$1,613

Ratios to average net assets:
Gross expenses	1.25%	1.18%	1.16%	1.11%[5]	1.01%	1.18%
Net expenses[6]	1.25 [7,8]	0.93 [7,8]	1.16 [8]	1.11 [5,8]	1.01	1.18 [9]
Net investment income	1.58	1.85	1.38	2.00 [5]	1.84	0.73

Portfolio turnover rate	94%	88%	123%	113%	166%	154%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]

Prior to April 16, 2007, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class I shares would not exceed 1.50%.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

28	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$114,901,731	—	—	$114,901,731
Preferred stock	962,029	—	—	962,029
Total long-term investments	$115,863,760	—	—	$115,863,760
Short-term investments†	—	731,000	—	731,000
Total investments	$115,863,760	$731,000	—	$116,594,760

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$462	—	$462

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2012, securities valued at $23,111,662 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during

30	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	31

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held forward foreign currency with credit related contingent features which had a liability position of $462. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

32	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Realized gains upon disposition of Thai securities held by the Fund are subject to capital gains tax in that country. As of October 31, 2012, there were $27,045 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	33

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$12,924	$(12,924)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not and are not expected to exceed the net annual operating expense of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not expected to exceed those of Class A shares. In addition, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C and Class I shares did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $626,172.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses

34	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within one year for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $23,094 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B
CDSCs	$33	$15,542

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$113,416,561
Sales	131,384,529

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,478,508
Gross unrealized depreciation	(4,909,841)
Net unrealized appreciation	$10,568,667

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	35

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Japanese Yen	State Street Bank & Trust Co.	96,192,000	$1,205,423	12/13/12	$(462)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$462

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(13,379)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$35,383

Average market value
Forward foreign currency contracts (to buy)†	$200,683
Forward foreign currency contracts (to sell)	2,040,048

†	At October 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares

36	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$10,928
Class A	$192,128	526,427
Class B	117,694	111,672
Class C	311,608	194,046
Class I	—	501
Total	$621,430	$843,574

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Class 1	$8,379
Class A	388,888
Class B	90,613
Class C	138,279
Class I	13
Total	$626,172

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class 1	$29,089	$27,831
Class A	1,280,938	974,757
Class B	137,636	81,355
Class C	345,067	169,786
Class I	7,282	246,277
Total	$1,800,012	$1,500,006

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	37

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	3,517	$29,089	3,082	$27,831
Shares repurchased	(29,217)	(258,836)	(52,680)	(473,643)
Net decrease	(25,700)	$(229,747)	(49,598)	$(445,812)

Class A
Shares sold	1,405,172	$12,441,949	818,460	$7,395,133
Shares issued on reinvestment	152,672	1,270,229	106,651	967,326
Shares repurchased	(1,709,030)	(15,166,745)	(1,712,529)	(15,488,760)
Net decrease	(151,186)	$(1,454,567)	(787,418)	$(7,126,301)

Class B
Shares sold	3,877	$31,821	128,007	$1,131,251
Shares issued on reinvestment	17,148	136,330	9,302	80,748
Shares repurchased	(441,193)	(3,748,828)	(658,172)	(5,709,728)
Net decrease	(420,168)	$(3,580,677)	(520,863)	$(4,497,729)

Class C
Shares sold	717,572	$6,382,287	1,211,230	$11,012,500
Shares issued on reinvestment	40,981	343,012	18,532	169,194
Shares repurchased	(2,068,337)	(18,443,121)	(1,915,298)	(17,324,420)
Net decrease	(1,309,784)	$(11,717,822)	(685,536)	$(6,142,726)

Class I
Shares sold	5,949	$52,074	156,862	$1,449,557
Shares issued on reinvestment	878	7,281	27,234	246,191
Shares repurchased	(31,398)	(272,508)	(1,977,628)	(18,648,227)
Net decrease	(24,571)	$(213,153)	(1,793,532)	$(16,952,479)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,800,012	$1,500,006

38	Legg Mason Batterymarch Global Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$899,065
Capital loss carryforward*	(78,823,641)
Other book/tax temporary differences(a)	(68,765)
Unrealized appreciation (depreciation)(b)	10,553,368
Total accumulated earnings (losses) — net	$(67,439,973)

*	During the taxable year ended October 31, 2012, the Fund utilized $ 3,040,765 of its capital loss carryforward available from prior years. As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(24,951,058)
10/31/2017	(53,872,583)
$(78,823,641)

These amounts will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Legg Mason Batterymarch Global Equity Fund 2012 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch Global Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 2009 to October 31, 2009, and each of the years or periods in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch Global Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

40	Legg Mason Batterymarch Global Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch Global Equity Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	Legg Mason Batterymarch Global Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch Global Equity Fund	43

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Batterymarch Global Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Batterymarch Global Equity Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Batterymarch Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	12/27/2011
Payable date:	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	84.64%

Please retain this information for your records.

Legg Mason Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Global Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/12 SR12-1814

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012